                                  EXHIBIT 4(A)

     Certificate of Incorporation of National Data Corporation, as amended.

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATA CORPORATION

                                     FIRST

     The name of the corporation is NATIONAL DATA CORPORATION.

                                     SECOND

     The address of its registered office in the State of Delaware is No. 100
W. 10th, in the Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                     THIRD

     The nature of the business or purposes to be conducted or promoted is:
     1. To plan, develop, operate, and lease data processing systems on a nationwide basis; to send and receive data by any means of communication; to provide data collection, control, and processing services to customers for the purposes of distribution and inventory control, sales recording, personnel, equipment, and shipments movements and control, cost control, market sampling, dictation services, general management statistical information, and other purposes without limitation; to record, format, program, and retain data of any type; and to utilize computers, computer programming, formatting, and communications devices for the purposes of systematic data collection and disbursement.
     2. To manufacture, lease, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

     3. To enter into, make and perform contracts of every kind (including, without limitation, contracts of guaranty and suretyship) for any lawful purpose with any person, firm, association or corporation, municipality, body politic, country, territory, state, government or dependency thereof.
     4. To acquire, and pay for in cash, stock or bonds of this Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.
     5. To acquire, hold, use, sell, assign, lease, grant licenses or franchises in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this Corporation.
     6. To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trusts certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporation, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the Government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

     7. To borrow or raise monies for any of the purposes of the Corporation and, from time to time without limit as to amount, to draw, to make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.
     8. To purchase, receive, take by grant, give, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation's property and assets, or interests therein, wherever situated.
     9. In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, all to the same extent as natural persons might or could do in any part of the world, as principals, agents, contractors, trustees, or otherwise, and either alone or in company with others; provided such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
     10. The businesses and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in no manner limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent businesses and purposes.

                                     FOURTH

     The total number of shares of stock which the Corporation shall have authority to issue is Seventy Thousand (70,000) shares of the par value of $5.00 each. Fifty Thousand (50,000) of such shares of the par value of $5.00 each, amounting in the aggregate to Two Hundred Fifty Thousand ($250,000.00) Dollars shall be Common Stock and Twenty Thousand (20,000) of such shares of the par value of $5.00 each, amounting in the aggregate to One Hundred Thousand ($100,000.00) Dollars shall be Class A Common Stock.
     The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

                              CLASS A COMMON STOCK

     1.1 Upon any liquidations dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $16.67 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $16.67 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.
     1.2 Each share of Class A Common Stock may be converted at the option of the holder thereof, subject to the limitations set forth below, into one share of Common Stock; provided, however, that no such conversion shall take place prior to August 1, 1970, and provided further, that such numbers of share to be converted shall be adjusted proportionately in the event of applicable stock splits (and similar recapitalizations) and stock dividends. Such conversions shall be made upon surrender to the Corporation at its stock transfer office or agency in Atlanta, Georgia, or any place or places where the company shall maintain a transfer agency, of the certificates for shares of Class A Common Stock so to be converted. Shares of Class A Common Stock surrendered for conversion into Common Stock, or otherwise acquired, shall be cancelled and shall not be reissued. The Corporation shall at all times preserve and keep available out of its authorized but unissued Common Stock such number of shares thereof as shall from time to time be sufficient to permit the conversion of all outstanding shares of Class A Common Stock as provided above.
     1.3 Except to the extent otherwise expressly required by the laws of the State of Delaware, the holders of Class A Common stock shall not by reason of their holdings thereof be entitled to notice of or to vote at meetings of stockholders, the voting power being vested in the holders of the Common Stock of the Corporation.
     1.4 No transfer, sale or other disposition of Class A Common stock shall be valid until thirty (30) days after the Corporation, through its Secretary, shall have received written notice of the proposed transfer, sale or disposition, the number of shares proposed to be transferred, sold or disposed of, the price at which the transfer, sale or disposition is to be made, and the name of the prospective buyer or transferee; and during said thirty (30) days, the Corporation shall also have the first option to buy, at a price equal to the par value of such shares, any or all of the shares of such Class A Common Stock proposed to be transferred, sold, or disposed of. No valid transfer, sale, or other disposition of such Class A Common Stock may be made except pursuant to the exercise of such option by the Corporation, in the event such option is exercised within the specified time limit.

                                  COMMON STOCK

     2.1 Except as otherwise provided by statute or by any express provision of this Certificate the holders of shares of Common Stock shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of stock held by such stockholder.

     2.2 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $16.67 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $16.67 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

                                    GENERAL

     3.1 The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Delaware.
     3.2 The number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.


                                     FIFTH

     The name and mailing address of each incorporator is as follows:


           NAME MAILING                   ADDRESS
           ------------                   -------
           B. J. Consono                  100 West Tenth Street
                                          Wilmington, Delaware
           F. J. Obara, Jr.               100 West Tenth Street
                                          Wilmington, Delaware
           A. D. Grier                    100 West Tenth Street
                                          Wilmington, Delaware

                                     SIXTH

     The name and mailing address of each person, who is to serve as a director of the Corporation until the first annual meeting of the stockholders or until a successor is elected and qualified is as follows:


        NAME                   MAILING ADDRESS
        ----                   ---------------

        John B. Elliott        25 Broad Street
                               New York, New York 1000_

        Philip H. Alston, Jr.  Citizens and Southern National Bank Bldg.
                               Atlanta, Georgia 30303

        J. Erskine Love, Jr.   P.O. Box 3253
                               Atlanta, Georgia 30302

        George W. Thorpe       5 Executive Park Drive
                               Atlanta, Georgia 30329

        George R. Wislar       134 Peachtree Street, N.W.
                               Atlanta, Georgia 30303


                                    SEVENTH

     The Corporation is to have perpetual existence.


                                     EIGHTH

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:
     To make, alter or repeal the By-laws of the Corporation.
     To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.
     By a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the By-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the By-laws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
     When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholder's meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Corporation.

                                     NINTH

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders of class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


                                     TENTH

     Meetings of stockholders may be held within or without the State of Delaware, in such manner as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

                                    ELEVENTH

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.
     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 20th day of July, 1967.

                                   /s/
                                   --------------------------
                                   /s/
                                   --------------------------
                                   /s/
                                   --------------------------

STATE OF DELAWARE     )
                      )  ss:
COUNTY OF NEW CASTLE  )

     BE IT REMEMBERED that on this 20th day of July, 1967, personally came before me, a Notary Public for the State of Delaware, B.J. Consono, F.J. Obara, Jr. and A.D. Grier all of the parties to the foregoing certificate of incorporation, known to me personally to be such, and severally acknowledged the said certificate to be the act and deed of the signers respectively and that the facts stated therein are true.
     GIVEN under my hand and seal of office the day and year aforesaid.

                                             /s/
                                        ____________________________
                                        Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATION INCORPORATION

                                    * * * *

     NATIONAL DATA CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:
     FIRST: That at a meeting of the Board of Directors of NATIONAL DATA CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

           RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended said Article shall be and read as follows:

           "The total number of shares of stock which the Corporation shall have authority to issue is Eight Hundred Ninety-two Thousand Five Hundred (892,500) shares of the par value of $1.25 each. Eight Hundred Thousand (800,000) of such shares of the par value of $1.25 each, amounting in the aggregate to One Million ($1,000,000) Dollars shall be Common Stock and Ninety-Two Thousand Five Hundred (92,500) of such shares of the par value of $1.25 each, amounting in the aggregate to One Hundred Fifteen Thousand Six Hundred and Twenty-Five ($115,625.00) Dollars shall be Class A Common Stock.

           The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

                              CLASS A COMMON STOCK

      1.1 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $4.17 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $4.17 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

      1.2 Each share of Class A Common Stock may be converted at the option of the holder thereof, subject to the limitations set forth below, into one share of Common Stock; provided, however, that no such conversion shall take place prior to August 1, 1970, and provided further, that such numbers of shares to be converted shall be adjusted proportionately in the event of applicable stock splits (and similar recapitalizations) and stock dividends. Such conversions shall be made upon surrender to the Corporation at its stock transfer office or agency in Atlanta, Georgia, or any place or places where the company shall maintain a transfer agency, of the certificates for shares of Class A Common Stock so to be converted. Shares of Class A Common Stock surrendered for conversion into Common Stock, or otherwise acquired, shall be cancelled and shall not be reissued. The Corporation shall at all times preserve and keep available out of its authorized but unissued Common Stock such number of shares thereof as shall from time to time be sufficient to permit the conversion of all outstanding shares of Class A Common Stock as provided above.

      1.3 Except to the extent otherwise expressly required by the laws of the State of Delaware, the holders of Class A Common Stock shall not by reason of their holdings thereof be entitled to notice of or to vote at meetings of stockholders, the voting power being vested in the holders of the Common Stock of the Corporation.

      1.4 No transfer, sale or other disposition of Class A Common Stock shall be valid until thirty (30) days after the Corporation through its Secretary, shall have received written notice of the proposed transfer, sale or disposition, the number of shares proposed to be transferred, sold or disposed of, the price at which the transfer, sale or disposition is to be made, and the name of the prospective buyer or transferee; and during said thirty (30) days, the Corporation shall also have the first option to buy, at a price equal to the par value of such shares, any or all of the shares of such Class A Common Stock proposed to be transferred, sold, or disposed of. No valid transfer, sale, or other disposition of such Class A Common Stock may be made except pursuant to the exercise of such option by the Corporation, in the event such option is exercised within the specified time limit.

                                  COMMON STOCK

      2.1 Except as otherwise provided by statute or by any express provision of this Certificate the holders of shares of Common Stock shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of stock held by such stockholder.

     2.2 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $4.17 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $4.17 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

                                   GENERAL

     3.1 The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Delaware.

     3.2 The number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
     FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.
     IN WITNESS WHEREOF, said NATIONAL DATA CORPORATION has caused its corporate seal to be hereunto affixed and this certificate to be signed by

GEORGE W. THORPE, its President, and attested by FRANCIS HUGHES, its Secretary, this 15th day of February, 1968.

                                   NATIONAL DATA CORPORATION


                                   By: /s/ George W. Thorpe
                                      ---------------------------------
                                      George W. Thorpe, President
[Corporate Seal]

ATTEST:

By: /s/       Francis Huges
   -----------------------------
   Francis Hughes, Secretary

STATE OF GEORGIA  )
                  )  ss:
COUNTY OF FULTON  )

     BE IT REMEMBERED that on this 15TH DAY OF FEBRUARY, 1968, personally came before me, a Notary Public in and for the County and State aforesaid, GEORGE W. THORPE, President of NATIONAL DATA CORPORATION., a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the Common or corporate seal of said corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                             /s/
                                 --------------------------
                                        Notary Public


[S E A L]

                           CERTIFICATE OF CONVERSION
                                       OF
                              CLASS A COMMON STOCK
                                      INTO
                                  COMMON STOCK

     NATIONAL DATA CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

                              DOES HEREBY CERTIFY

     FIRST: that the total number of shares which said corporation has authority to issue is 800,000 shares of Common Stock of the par value of $1.25 each and 92,500 shares of Class A Common Stock of the par value of $1.25 each.
     SECOND: that pursuant to the provisions of the Certificate of Incorporation of said corporation 74,692 shares of Class A Common Stock have been surrendered to the corporation for conversion into 74,692 shares of its Common Stock.
     THIRD: that the Certificate of Incorporation prohibits the reissue of said shares of Class A Common Stock, when so surrendered for conversion and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this certificate, as therein provided, the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized Class A Common Stock of the corporation to the extent of Ninety-Three, Thousand Three Hundred Sixty-Five Dollars ($93,365), being the aggregate par value of 74,692 shares of such Class A Common Stock so surrendered for conversion.
     IN WITNESS WHEREOF, said National Data Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Francis Hughes, its Executive Vice President, and attested by L. Neil Williams, Jr., its Assistant Secretary, this 12th day of May, 1971.

                                        NATIONAL DATA CORPORATION



                                        By:                   /s/
                                             ------------------------
                                             Executive Vice President
[CORPORATE SEAL]

ATTEST:


           /s/
- -------------------------
Assistant Secretary

STATE OF GEORGIA     )
                     )  ss:
COUNTY OF FULTON     )

     BE IT REMEMBERED that on this 12th day of May, 1971, personally came before me, a notary public in and for the County and State aforesaid, Francis Hughes, Executive Vice President of National Data Corporation, a corporation of the State of Delaware, and he duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said Certificate and attested by the Assistant Secretary of said corporation is the common or corporate seal of said corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                                     /s/
                                    ----------------------------------
                                                NOTARY PUBLIC
[NOTARIAL SEAL]

                            CERTIFICATE OF PURCHASE

                                       OF

                              CLASS A COMMON STOCK

     NATIONAL DATA CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

                              DOES HEREBY CERTIFY

     FIRST: that, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware and subject to the provisions of its Certificate of Incorporation, Seven Hundred Thirty (730) shares of its issued and outstanding Class A Common Stock have been purchased by the Corporation for an amount equal to the aggregate par value of such shares. The Corporation has applied to such purchase an amount of its capital equal to that part of the consideration received for such Seven Hundred Thirty (730) shares which is capital pursuant to the provisions of Section 154 of the General Corporation Law of the State of Delaware.
     SECOND: that the capital of the Corporation is hereby reduced by the amount of capital represented by the shares purchased by the Corporation, to wit: Nine Hundred Twelve Dollars and Fifty Cents ($912.50).
     THIRD: that the Certificate of Incorporation of the Corporation prohibits the reissue of the shares of Class A Common Stock when so purchased; and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective day of the filing of this Certificate, as therein provided, the Certificate of Incorporation of said Corporation shall be amended so as to effect a reduction in the authorized Class A Common Stock of the Corporation to the extent of Nine Hundred Twelve Dollars and Fifty Cents ($912.50), being the aggregate par value of Seven Hundred Thirty (730) shares of such stock so purchased and not subject to reissue.

     IN WITNESS WHEREOF, said National Data Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Francis Hughes, its Executive Vice President, and attested by L. Neil Williams, Jr., its Assistant Secretary, this 12th day of May, 1971.


                                        NATIONAL DATA CORPORATION


                                        By:                   /s/
                                             ----------------------------------
                                             Executive Vice President
[CORPORATE SEAL]

ATTEST:


           /s/
- -------------------------
Assistant Secretary

STATE OF GEORGIA     )
                     )  ss:
COUNTY OF FULTON     )

     BE IT REMEMBERED that on this 12th day of May, 1971, personally came before me, a notary public in and for the County and State aforesaid, Francis Hughes, Executive Vice President of National Data Corporation, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Assistant Secretary of said corporation is the common or corporate seal of said corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                                         /s/
                                         --------------------------------
                                                   NOTARY PUBLIC
[NOTARIAL SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATION INCORPORATION

                                    * * * *

     NATIONAL DATA CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:
     FIRST: That at a meeting of the Board of Directors of National Data Corporation, duly call and held on April 22, 1971, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                                     FOURTH

           RESOLVED, that all of ARTICLE FOURTH of the Corporation's Certificate of Incorporation, as amended, be deleted and the following be substituted in its place:

           The total number of shares of stock which the Corporation shall have authority to issue is Three Million Two Hundred Sixty-Eight Thousand Three Hundred Twelve (3,268,312) shares of the par value of $.3125 each. Three Million Two Hundred Thousand (3,200,000) of such shares of the par value of $.3125 each, amounting in the aggregate to One Million ($1,000,000) Dollars shall be Common Stock and Sixty-Eight Thousand Three Hundred Twelve (68,312) of such shares of the par value of $.3125 each, amounting in the aggregate to Twenty-One Thousand Three Hundred Forty-Seven Dollars and Fifty Cents ($21,347.50) shall be Class A Common Stock.

           The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

                              CLASS A COMMON STOCK

      1.1 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $1.0425 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $1.0425 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

      1.2 Each share of Class A Common Stock may be converted at the option of the holder thereof, subject to the limitations set forth below, into one share of Common Stock; provided, however, that no such conversion shall take place prior to August 1, 1970, and provided further, that such numbers of shares to be converted shall be adjusted proportionately in the event of applicable stock splits (and similar recapitalizations) and stock dividends. Such conversions shall be made upon surrender to the Corporation at its stock transfer office or agency in Atlanta, Georgia, or any place or places where the company shall maintain a transfer agency, of the certificates for shares of Class A Common Stock so to be converted. Shares of Class A Common Stock surrendered for conversion into Common Stock, or otherwise acquired, shall be cancelled and shall not be reissued. The Corporation shall at all times preserve and keep available out of its authorized but unissued Common Stock such number of shares thereof as shall from time to time be sufficient to permit the conversion of all outstanding shares of Class A Common Stock as provided above.

      1.3 Except to the extent otherwise expressly required by the laws of the State of Delaware, the holders of Class A Common Stock shall not by reason of their holdings thereof be entitled to notice of or to vote at meetings of stockholders, the voting power being vested in the holders of the Common Stock of the Corporation.

      1.4 No transfer, sale or other disposition of Class A Common Stock shall be valid until thirty (30) days after the Corporation, through its Secretary, shall have received written notice of the proposed transfer, sale or disposition, the number of shares proposed to be transferred, sold or disposed of, the price at which the transfer, sale or disposition is to be made, and the name of the prospective buyer or transferee; and during said thirty (30) days, the Corporation shall also have the first option to buy, at a price equal to the par value of such shares, any or all of the shares of such Class A Common Stock proposed to be transferred, sold, or disposed of. No valid transfer, sale, or other disposition of such Class A Common Stock may be made except pursuant to the exercise of such option by the

     Corporation, in the event such option is exercised within the specified time limit.

                                 COMMON STOCK

     2.1 Except as otherwise provided by statute or by any express provision of this Certificate the holders of shares of Common Stock shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of stock held by such stockholder.

     2.2 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $1.0425 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $1.0425 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

                                   GENERAL

     3.1 The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Delaware.

     3.2 The number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

     3.3 Upon the effective date of this amendment the presently outstanding certificates representing shares of the $1.25 par value Common Stock and Class A Common Stock shall remain valid; however, each such certificate shall represent an equivalent number of shares of the $.3125 par value shares of Common Stock and Class A Common Stock, and certificates representing additional shares of the $.3125 par value Common Stock and Class A Common Stock shall be issued and delivered to stockholders of record on June 18, 1971, pursuant to the four-for-one stock split authorized by the Board of Directors.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of

Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. The said amendment was adopted by the holders of the Common Stock, there being no shares of the Class A Common Stock issued and outstanding on either the record date or the date of the stockholders' meeting.
     FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.
     IN WITNESS WHEREOF, said National Data Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by George W. Thorpe, its President, and attested by Francis Hughes, its Secretary, this 17th day of June, 1971.

                                          NATIONAL DATA CORPORATION


                                          By:      /s/
                                             -------------------------
                                                      President
[CORPORATE SEAL]

ATTEST:


By:            /s/
   --------------------------------
                 Secretary

STATE OF GEORGIA     )
                     )  ss:
COUNTY OF DEKALB     )


     BE IT REMEMBERED, that on this 17th day of June, 1971, personally came before me, a Notary Public in and for the County and State aforesaid, George W. Thorpe, President of National Data Corporation, corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                             /s/
                           ------------------------------
                                 NOTARY PUBLIC



[NOTARIAL SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

     NATIONAL DATA CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:
     FIRST: That at a meeting of the Board of Directors of National Data Corporation, duly called and held on July 27, 1972, resolutions were duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and providing for consideration of said amendment at the next Annual Meeting of the Stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:
           Now, Therefore, Be It Resolved, that all of ARTICLE FOURTH of the corporation's Certificate of Incorporation, as amended, be deleted and the following be substituted in its place:

                                  F O U R T H

           The total number of shares of stock which the corporation shall have authority to issue is eight million one hundred seventy thousand seven hundred eighty (8,170,780) shares of the par value of $.125 each. Eight million (8,000,000) of such shares of the par value of $.125 each, amounting in the aggregate to One Million ($1,000,000) Dollars shall be Common Stock and one hundred seventy thousand seven hundred eighty (170,780) of such shares of the par value of $.125 each, amounting in the aggregate to Twenty-One Thousand Three Hundred Forty-Seven Dollars and Fifty Cents ($21,347.50) shall be Class A Common Stock.

           The designations and the powers, preferences and rights, and the qualification, limitations or restrictions thereof are as follows:

                              CLASS A COMMON STOCK

      1.1 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $.417 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $.417 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

      1.2 Each share of Class A Common Stock may be converted at the option of the holder thereof, subject to the limitations set forth below, into one share of Common Stock; provided, however that no such conversion shall take place prior to August 1, 1970, and provided further, that such numbers of shares to be converted shall be adjusted proportionately in the event of applicable stock splits (and similar recapitalizations) and stock dividends. Such conversions shall be made upon surrender to the Corporation at its stock transfer office or agency in Atlanta, Georgia, or any place or places where the Corporation shall maintain a transfer agency, of the certificates for shares of Class A Common Stock so to be converted. Shares of Class A Common Stock surrendered for conversion into Common Stock, or otherwise acquired, shall be cancelled and shall not be reissued. The Corporation shall at all times preserve and keep available out of its authorized but unissued Common Stock such number of shares thereof as shall from time to time be sufficient to permit the conversion of all outstanding shares of Class A Common Stock as provided above.

      1.3 Except to the extent otherwise expressly required by the laws of the State of Delaware, the holders of Class A Common Stock shall not by reason of their holdings thereof be entitled to notice of or to vote at meetings of stockholders, the voting power being vested in the holders of the Common Stock of the Corporation.

      1.4 No transfer, sale or other disposition of Class A Common Stock shall be valid until thirty (30) days after the Corporation, through its Secretary, shall have received written notice of the proposed transfer, sale or disposition, the number of shares proposed to be transferred, sold or disposed of, the price at which the transfer, sale or disposition is to be made, and the name of the prospective buyer or transferee; and during said thirty (30) days, the Corporation shall also have the first option to buy, at a price, equal to the par value of such shares, any or all of the shares of such Class A Common Stock proposed to be transferred, sold or disposed of. No valid transfer, sale or other disposition of such Class A Common Stock may be made except pursuant to the exercise of such option by the

     Corporation, in the event such option is exercised within the specified time limit.

                                 COMMON STOCK

     2.1 Except as otherwise provided by statute or by any express provision of this Certificate the holders of shares of Common Stock shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of stock held by such stockholder.

     2.2 Upon any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of the Common Stock shall be entitled to receive money or property equivalent to $.417 per share before any amount shall be paid to holders of the Class A Common Stock; and after such $.417 preference payment, the remaining assets and funds shall be divided and paid to the holders of both Common Stock and Class A Common Stock pro rata according to their respective shares.

                                   GENERAL

     3.1 The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Delaware.

     3.2 The number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

     3.3 Upon the effective date of this amendment the presently outstanding certificates representing shares of the $.3125 par value Common Stock and Class A Common Stock shall remain valid; however, each such certificate shall represent an equivalent number of shares of the $.125 par value shares of Common Stock and Class A Common Stock. A five-for-two stock split, authorized by the Board of Directors shall be effected as of October 2, 1972, and certificates representing additional shares of the $.125 par value Common Stock and Class A Common Stock shall be issued and delivered to stockholders of record as of the close of business on October 2, 1972.

     SECOND: That, thereafter, pursuant to a resolution of its Board of Directors., an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. The said amendment was adopted by holders of the Common Stock, there being no shares of the Class A Common Stock issued and outstanding on either the record date for the annual meeting of stockholders or the date of the annual meeting of stockholders.
     FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.
     IN WITNESS WHEREOF, said National Data Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by George W. Thorpe, its President, and attested by Francis Hughes, its Secretary, this 19th day of September, 1972.

                                     NATIONAL DATA CORPORATION


                                     By:             /s/
                                          -------------------------
                                          President


ATTEST:

             /s/
- ------------------------------
Secretary

                           CERTIFICATE OF CONVERSION
                                       OF
                              CLASS A COMMON STOCK
                                      INTO
                                  COMMON STOCK

     NATIONAL DATA CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

                              DOES HEREBY CERTIFY

     FIRST: that the total number of shares which said corporation has authority to issue is 8,000,000 shares of Common Stock of the par value of $.125 each and 170,780 shares of Class A Common Stock of the par value of $.125 each.
     SECOND: that pursuant to the provisions of the Certificate of Incorporation of said corporation 7,645 shares of Class A Common Stock have been surrendered to the corporation for conversion into 7,645 shares of its Common Stock.
     THIRD: that the Certificate of Incorporation prohibits the reissue of said shares of Class A Common Stock, when so surrendered for conversion and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this certificate, as therein provided, the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized Class A Common Stock of the corporation to the extent of Nine hundred fifty-five dollars, sixty-two and one-half cents ($955.625), being the aggregate par value of 7,645 shares of such Class A Common Stock so surrendered for conversion.
     IN WITNESS WHEREOF, said National Data Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by George W. Thorpe, its President, and attested by L. Neil Williams, Jr., its Assistant Secretary, this 17th day of October, 1972.

                                        NATIONAL DATA CORPORATION


                                        By:             /s/
                                             ------------------------
                                             President


[CORPORATE SEAL]

ATTEST:


               /s/
- -------------------------------
Assistant Secretary

                           CERTIFICATE OF CONVERSION
                                       OF
                              CLASS A COMMON STOCK
                                      INTO
                                  COMMON STOCK

     NATIONAL DATA CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

                              DOES HEREBY CERTIFY

     FIRST: that the total number of shares which said corporation has authority to issue is 8,000,000 shares of Common Stock of the par value of $.125 each and 163,135 shares of Class A Common Stock of the par value of $.125 each. The Certificate of Incorporation authorizes the issuance of 170,780 shares of such Class A Common Stock; however, the number of shares of Class A Common Stock which the corporation has the authority to issue has been reduced by the previous filing of a Certificate of Conversion with respect to 7,645 shares of the Class A Common Stock.

     SECOND: that pursuant to the provisions of the Certificate of Incorporation of said corporation 5,920 shares of Class A Common Stock have been surrendered to the corporation for conversion into 5,920 shares of its Common Stock.

     THIRD: that the Certificate of Incorporation prohibits the reissue of said shares of Class A Common Stock, when so surrendered for conversion and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this certificate, as therein provided, the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized Class A Common Stock of the corporation to the extent of Seven hundred forty dollars ($740.00), being the aggregate par value of 5,920 shares of such Class A Common Stock so surrendered for conversion.

     IN WITNESS WHEREOF, said National Data Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Francis Hughes, its Executive Vice President,, and attested by L. Neil Williams, Jr., its Assistant Secretary, this 1st day of February, 1973.


                                        NATIONAL DATA CORPORATION


                                        By:            /s/
                                            ------------------------
                                            Executive Vice President


[CORPORATE SEAL]

ATTEST:


          /s/
- ---------------------------
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                           NATIONAL DATA CORPORATION

     NATIONAL DATA CORPORATION (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
                                       1.
     The Board of Directors of the Corporation, at a meeting duly called and held on August 7, 1979, unanimously adopted resolutions approving a proposed amendment to Article Fourth of the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable, and directing that such amendment be considered at the Annual Meeting of Stockholders of the Corporation to be held on October 4, 1979. Such resolutions approved the deletion of Article Fourth of the Certificate of Incorporation in its entirety and the substitution in lieu thereof of a new Article Fourth as follows:

                                    "FOURTH

           1.1 The Corporation shall have the authority to be exercised by its Board of Directors to issue 8,000,000 shares of Common Stock of the par value of $.125 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock of the par value of $1.00 per share (the "Preferred Stock").

           l.2 Each holder of Common Stock shall at every meeting of the holders of Common Stock be entitled to one vote in person or by proxy for each share of Common Stock held by such holder.

           1.3 Authority is hereby expressly granted to and vested in the Board of Directors to issue the Preferred Stock from time to time in one or more series with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series or in a resolution or resolutions thereafter from time to time adopted as permitted by law. In fixing and determining the relative rights and preferences of the shares of any series of the Preferred Stock, the Board of Directors, within the limits from time to time of the authorized but unissued shares of Common Stock, may provide that shares of any such series of the Preferred Stock may be convertible into the same or a different number of shares of Common Stock. In the event the Board of Directors specifies that the Preferred Stock (or any series thereof) shall be entitled to voting rights, the voting rights shall be limited to one vote for each issued and outstanding share of Preferred Stock, and the Common Stock and the Preferred Stock, unless otherwise required by law, shall vote together as one class; provided, however, that the Board of Directors may provide that the holders of the Preferred Stock (or any series thereof) shall have greater or alternative voting rights in the event of a default by the Corporation in the observance by the Corporation of the terms and conditions relating to the Preferred Stock (or any series thereof).

           1.4 Subject to the rights, if any, of the holders of the Preferred Stock, or any series thereof, the amount of authorized stock of any class may be increased or decreased by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation entitled to vote.

           1.5 The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, except as may be expressly provided by the laws of the State of Delaware."
                                       2.
     The foregoing amendment to delete the present Article Fourth of the Certificate of Incorporation of the Corporation and to substitute in lieu thereof a new Article Fourth was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on October 4, 1979. Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of Stockholders held on October 4, 1979 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware. No shares of Class A Common Stock of the Corporation were issued and outstanding and entitled to vote on the foregoing amendment on either the record date for or the date of the Annual Meeting of Stockholders held on October 4, 1979. The aggregate amount of capital of the Corporation represented by all issued and outstanding shares of Common Stock of the Corporation immediately after the effectiveness of the foregoing amendment will not be less than the aggregate amount of capital of the Corporation represented by all issued and outstanding shares of Common Stock of the Corporation immediately before the effectiveness of the foregoing amendment.
                                       3.
     The Board of Directors of the Corporation, at a meeting duly called and held on August 7, 1979, unanimously adopted resolutions approving a proposed new Article Twelfth to be added to the Certificate of Incorporation of the Corporation, declaring such new Article Twelfth to be advisable, and directing that such new Article Twelfth be considered at the Annual Meeting of Stockholders of the Corporation to be held on October 4, 1979. Such resolutions provided for the amendment of the Certificate of Incorporation of the Corporation by adding a new Article Twelfth as follows:

                                   "TWELFTH

          1.1 The provisions of this Article Twelfth shall apply to any of the following transactions (hereinafter referred to as "Business
     Combinations"):

          (a) any merger or consolidation of the Corporation or any of its affiliates (as hereinafter defined) with or into any other corporation, person, or other entity which is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors; or

          (b) any sale, lease, exchange, or other disposition (in one transaction or in a series of related transactions) of all or substantially all of the assets of the Corporation or any of its affiliates to any other corporation, person, or other entity which is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors; or

          (c) any sale, lease, exchange, or other disposition (in one transaction or in a series of related transactions) to the Corporation or any of its affiliates of any assets, cash, or securities in exchange for shares of capital stock of the

      Corporation or any of its affiliates entitled to vote in the election of directors (or securities convertible into or exchangeable for such shares of capital stock, or options, warrants, or rights to purchase such shares of capital stock or securities convertible into or exchangeable for such shares of capital stock) by any corporation, person, or entity which is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors; or

           (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation; or

           (e) any reclassification of securities (including any reverse stock split), recapitalization or other transaction which would result in a decrease in the number of holders of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors after any other corporation, person or other entity has acquired 25% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, unless the Board of Directors of the Corporation shall have authorized such Business Combination prior to the time that any such corporation, person or other entity became the beneficial owner, directly or indirectly, of 25% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors.

           A corporation, person or other entity which is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors (taken together as a single class) is herein referred to as the "Acquiring Entity." For the purpose of this Article, the term "affiliate" shall have the meaning defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on July 1, 1979.

           1.2 No Business Combination shall be effected unless it is approved at a meeting of the Corporation's stockholders called for that purpose. The affirmative vote of the holders of at least 66 2/3% of all classes of capital stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Article as one class, shall be required for approval of any such Business Combination, excluding all shares of such capital stock beneficially owned, directly or indirectly, by the Acquiring Entity from the number of shares deemed to be outstanding at the time of such vote and from such vote on the Business Combination. The affirmative vote required by this Article shall be in addition to the vote of the holders of any class or series of capital stock of the Corporation otherwise required by law, or by the Certificate of Incorporation of the Corporation, or by the resolution providing for the issuance of a class or series of stock which has been adopted by the Board of Directors, or by any agreement between the Corporation and any national securities exchange.

           1.3 In addition to the affirmative vote required by law or under any other provision of this Certificate of Incorporation, no Business Combination shall be effected unless all of the following conditions, to the extent applicable, are fulfilled:

           (a) The ratio of (i) the aggregate amount of the cash and the fair market value of the other consideration to be received per share by the holders of the Common Stock of the Corporation in the Business Combination to (ii) the market price of the Common Stock of the Corporation immediately prior to the announcement of the Business Combination shall be at least as great as the ratio of (i) the highest price per share previously paid by the Acquiring Entity (whether before or after it became an Acquiring Entity) for any of the shares of Common Stock of the Corporation at any time beneficially owned, directly or indirectly, by the Acquiring Entity to (ii) the market price of the Common Stock of the Corporation on the trading date immediately prior to the earliest date on which the Acquiring Entity (whether before or after it became an Acquiring Entity) purchased any shares of Common Stock of the Corporation during the two-year period prior to the date on which the Acquiring Entity acquired the shares of Common Stock of the Corporation at any time owned by it for which it paid the highest price per share (or, if the Acquiring Entity did not purchase any shares of Common Stock of the Corporation during such two-year period, the market price of the Common Stock of the Corporation on the date two years prior to the date on which the Acquiring Entity acquired the shares of Common Stock of the Corporation at any time owned by it for which it paid the highest price per share). For purposes of this Article, the market price of the Common Stock of the Corporation shall mean the mean between the high "bid" and the low "asked" prices of the Common Stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service. If the Common Stock of the Corporation is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the market value of the Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service.

           (b) The aggregate amount of the cash and the fair market value of the other consideration to be received per share by the holders of the Common Stock of the Corporation in the Business Combination shall be not less than the higher of (i) the highest price per share previously paid by the Acquiring Entity (whether before or after it became an Acquiring Entity) for any of the shares of Common Stock of the Corporation at any time beneficially owned, directly or indirectly, by the Acquiring Entity, or (ii) the earnings per share of the Common Stock of the

      Corporation for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on the Business Combination multiplied by the price/earnings multiple on such record date of the Common Stock of the Acquiring Entity as customarily computed and reported in the financial community.

           (c) The consideration to be received by the holders of the Common Stock of the Corporation in the Business Combination shall be in the same form and of the same kind as the consideration paid by the Acquiring Entity in acquiring the majority of the shares of Common Stock of the Corporation already beneficially owned, directly or indirectly, by the Acquiring Entity.

           (d) The Acquiring Entity shall not have acquired from the Corporation, directly or indirectly, any shares of capital stock of the Corporation entitled to vote in the election of directors except in a Business Combination to which this Article did not apply or in a Business Combination to which this Article did apply and which satisfied all of the requirements of this Article.

           (e) After the time when the Acquiring Entity became the beneficial owner, directly or indirectly, of 25% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, and prior to consummation of the Business Combination, the Acquiring Entity (i) shall not have received the benefit, directly or indirectly, of any loans, advances, extensions of credit, guarantees, pledges or other financial assistance or tax benefits provided, directly or indirectly, by the Corporation; (ii) shall not have acquired, directly or indirectly, any newly issued shares of stock of the Corporation (except upon conversion of convertible securities acquired by the Acquiring Entity prior to the time when it became the beneficial owner, directly or indirectly, of 25% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors or except as a result of a pro rata stock dividend or stock split); and (iii) shall not have acquired any additional shares of capital stock of the Corporation entitled to vote in the election of directors or securities convertible into such capital stock except as part of the transaction pursuant to which the Acquiring Entity became the beneficial owner, directly or indirectly, of 25% or more of the outstanding shares of such capital stock.

           (f) A proxy statement complying with the requirements of the Securities Exchange Act of 1934, or any similar or superseding federal statute, as then in effect (whether or not the provisions of such act or statute shall be applicable to the Corporation) shall be mailed to stockholders of the Corporation for the purpose of soliciting approval of the Business Combination and shall contain therein, in a prominent place, a detailed statement showing that the Business Combination, if approved by the stockholders of the Corporation, will comply with the terms and provisions of this Article.

           1.4 For the purpose of this Article, any corporation, person or entity will be deemed to be a beneficial owner of or to beneficially own any share or shares of capital stock of the Corporation:

           (a) which it owns directly, whether or not of record, or

           (b) which it has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants or options or otherwise, or which it has the right to vote pursuant to any agreement, arrangement, or understanding, or

           (c) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (b) above), by any "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on July 1, 1979, or

           (d) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (b) above), by any other corporation, person or entity with which it or any of its "affiliates" or "associates" have any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation entitled to vote in the election of directors.

           For the purpose only of determining whether a corporation, person or other entity beneficially owns, directly or indirectly, any outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors will be deemed to include any such shares of capital stock that may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants, options or otherwise which are deemed to be beneficially owned by such corporation, person or other entity pursuant to the foregoing provisions of this Section 1.4, but shall not include any other shares which may be issuable either immediately or at some future date pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

           1.5 The provisions of this Article shall not apply to a Business Combination which was approved by the Board of Directors of the Corporation prior to the time when the Acquiring Entity became the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors. The provisions of this Article also shall not apply to a Business Combination which (i) does not change any stockholder's percentage ownership in the shares of capital stock entitled to vote in the election of directors in any successor of the Corporation from the percentage of the shares of such capital stock beneficially owned by such stockholder in the Corporation, (ii) provides for the provisions of this Article, without any amendment, change, alteration or deletion, to apply to any successor to the Corporation, and (iii) does not transfer all or substantially all of the Corporation's assets, other than to a wholly-owned subsidiary of the Corporation; provided, however, that nothing contained in this Section 1.5 shall permit the Corporation to issue any of its shares of capital stock entitled to vote in the election of directors or to transfer any of its assets to a wholly-owned subsidiary of the Corporation if such issuance of stock or transfer of assets is part of a plan to transfer such stock or assets to an Acquiring Entity.

          1.6 Nothing contained in this Article shall be construed to relieve an Acquiring Entity from any fiduciary obligation imposed by law. In addition, nothing contained in this Article shall prevent any stockholders of the Corporation from objecting to any Business Combination and from demanding any appraisal rights which may be available to such stockholder under Section 262 of the Delaware General Corporation Law, as such Section may be amended from time to time.

          1.7 No amendment, alteration, change or repeal of any provision of this Article may be effected unless it is approved at a meeting of the Corporation's stockholders called for that purpose. Notwithstanding any other provision of the Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of all classes of capital stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article as one class, shall be required to amend, alter, change or repeal, directly or indirectly, any provision of this Article, excluding all shares of such capital stock beneficially owned, directly or indirectly, by the Acquiring Entity from the number of shares deemed to be outstanding at the time of such vote and from such vote on such amendment, alteration, change or repeal of any provision of this Article."

                                       4.

     The foregoing amendment to add a new Article Twelfth to the Certificate of Incorporation of the Corporation was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on October 4, 1979. Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of Stockholders held on October 4, 1979 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with
Section 242 of the General Corporation Law of the State of Delaware. No shares of Class A Common Stock of the Corporation were issued and outstanding and entitled to vote on the foregoing amendment on either the record date for or the date of the Annual Meeting of Stockholders held on October 4, 1979.
     IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed and its corporate seal to be affixed, all by its duly authorized officers, this 24th day of October, 1979.

                                 NATIONAL DATA CORPORATION


                                 By:       /s/ L. C. Whitney
                                    ---------------------------------
                                        L. C. Whitney
                                        President

Attest: /s/ George M. Shea
       ------------------------
       George M. Shea
       Secretary


[CORPORATE SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                           NATIONAL DATA CORPORATION

     NATIONAL DATA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
                                       1.
     The Board of Directors of the Corporation, at a meeting duly called and held on August 7, 1980, unanimously adopted resolutions approving a proposed amendment to Article Fourth of the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable, and directing that such amendment be considered at the Annual Meeting of Stockholders of the Corporation to be held on October 2, 1980. Such resolutions approved the deletion of Section 1.1 of Article Fourth of the Certificate of Incorporation in its entirety and the substitution in lieu thereof of a new Section 1.1 of Article Fourth as follows:

          "1.1 The Corporation shall have the authority to be exercised by its Board of Directors to issue 12,000,000 shares of Common Stock of the par value of $.125 per share (the 'Common Stock') and 1,000,000 shares of Preferred Stock of the par value of $1.00 per share (the 'Preferred Stock')."
                                       2.
     The foregoing amendment to delete the present Section 1.1 of Article Fourth of the Certificate of Incorporation of the Corporation and to substitute in lieu thereof a new Section 1.1 of Article Fourth was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on October 2, 1980.
Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of

Stockholders held on October 2, 1980 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with
Section 242 of the General Corporation Law of the State of Delaware. No shares of Preferred Stock of the Corporation were issued and outstanding and entitled to vote on the foregoing amendment on either the record date for or the date of the Annual Meeting of Stockholders held on October 2, 1980. The aggregate amount of capital of the Corporation represented by all issued and outstanding shares of Common Stock of the Corporation immediately after the effectiveness of the foregoing amendment will not be less than the aggregate amount of capital of the Corporation represented by all issued and outstanding shares of Common Stock of the Corporation immediately before the effectiveness of the foregoing amendment.
     IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed and its corporate seal to be affixed, all by its duly authorized officers, this 31st day of October, 1980.

                                 NATIONAL DATA CORPORATION

                                 By:         /s/ L. C. Whitney
                                    ---------------------------------
                                        L. C. Whitney
                                        President

Attest: /s/    George M. Shea
        ------------------------
        George M. Shea
        Secretary


[CORPORATE SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                           NATIONAL DATA CORPORATION

     NATIONAL DATA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

                                       1.

     The Board of Directors of the Corporation, at a meeting duly called and held on August 6, 1981, duly adopted resolutions approving a proposed amendment to Article Fourth of the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable, and directing that such amendment be considered at the Annual Meeting of Stockholders of the Corporation to be held on October 7, 1981. Such resolutions approved the deletion of Section 1.1 of Article Fourth of the Certificate of Incorporation in its entirety and the substitution in lieu thereof of a new Section 1.1 of Article Fourth as follows:

          "1.1 The Corporation shall have the authority to be exercised by its Board of Directors to issue 30,000,000 shares of Common Stock of the par value of $.125 per share (the 'Common Stock') and 1,000,000 shares of Preferred Stock of the par value of $1.00 per share (the 'Preferred Stock')."

                                       2.

     The foregoing amendment to delete the present Section 1.1 of Article Fourth of the Certificate of Incorporation of the Corporation and to substitute in lieu thereof a new Section 1.1 of Article Fourth was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on October 7, 1981.
Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of

Stockholders held on October 7, 1981 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with
Section 242 of the General Corporation Law of the State of Delaware. No shares of Preferred Stock of the Corporation were issued and outstanding and entitled to vote on the foregoing amendment on either the record date for or the date of the Annual Meeting of Stockholders held on October 7, 1981. The aggregate amount of capital of the Corporation represented by all issued and outstanding shares of Common Stock of the Corporation immediately after the effectiveness of the foregoing amendment will not be less than the aggregate amount of capital of the Corporation represented by all issued and outstanding shares of Common Stock of the Corporation immediately before the effectiveness of the foregoing amendment.
     IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed and its corporate seal to be affixed, all by its duly authorized officers, this 28th day of October, 1981.

                                 NATIONAL DATA CORPORATION

                                 By:            /s/ L. C. Whitney
                                    ---------------------------------------
                                        L. C. Whitney
                                        President

Attest: /s/ Katherine F. Stephens
        -------------------------
        Katherine F. Stephens
        Assistant Secretary


[CORPORATE SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                           NATIONAL DATA CORPORATION

     NATIONAL DATA CORPORATION (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

                                       1.

     The Board of Directors of the Corporation, at a meeting duly called and held on July 9, 1986, unanimously adopted resolutions approving proposed amendments to the Certificate of Incorporation of the Corporation, declaring such amendments to be advisable and directing that such amendments be considered at the Annual Meeting of Stockholders of the Corporation to be held on November 6, 1986. Such resolutions approved the following amendments to the Certificate of Incorporation:
     (A) To amend and restate in its entirety Article Eighth of the Certificate of Incorporation, reading as so amended and restated as follows:

                                    "EIGHTH

           (a) The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the annual meeting of stockholders in 1986, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of Stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

           (b) The number of directors constituting the whole Board shall be as fixed from time to time by vote of a majority of the whole Board, provided, however, that the number of directors shall not be less than three and that the number shall not be reduced so as to shorten the term of any director in office. The number of directors constituting the whole Board shall hereafter be six until otherwise fixed by a majority of the whole Board in accordance with the preceding sentence. Any vacancies in the Board for any reason, and any newly created directorships resulting from any increase in the directors, may be filled by the Board, acting by a majority of the directors then in office, or by its sole remaining director. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created or eliminated directorships resulting from an increase or decrease in the authorized number of directors shall be appointed by the Board among the three classes of directors so as to maintain such classes as nearly equal as possible.

           (c) Any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least 80% of all classes of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Article as one class.

           (d) In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized:

                  (1) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

                  (2) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

                  (3) By a majority of the whole Board, to designate one or
             more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternative members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the By-Laws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at a meeting in place of any such absent or disqualified member."

     (B) To add a new Article Thirteenth to the Certificate of Incorporation reading as follows:

                                  "THIRTEENTH

           Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation to the contrary, no action shall be taken by the stockholders of the Corporation except at an annual or a special meeting of the stockholders of the Corporation."

     (C) To add a new Article Fourteenth to the Certificate of Incorporation reading as follows:
                                  "FOURTEENTH

           (a) The Board shall have the power to alter, amend or repeal the By-Laws of the Corporation or adopt new By-Laws, but any By-Laws adopted by the Board may be altered, amended or repealed, and new By-Laws adopted, by the stockholders of the Corporation. The stockholders may prescribe that any By-Laws adopted by them shall not be altered, amended or repealed by the Board.

           (b) Notwithstanding the foregoing and anything contained in this Certificate of Incorporation or the By-Laws of the Corporation to the contrary, any action taken by the Board with respect to altering, amending or repealing any provision of the By-Laws of the Corporation, or adopting new By-Laws, shall be effected only by the affirmative vote of at least two-thirds (2/3) of the total number of directors then holding office.

           (c) Notwithstanding the foregoing and anything contained in this Certificate of Incorporation or the By-Laws of the Corporation to the contrary, any action taken by the stockholders of the Corporation with respect to altering, amending, or repealing any provision of the By-Laws of the Corporation, or adopting new By-Laws, or altering, amending or repealing Article Eighth, Thirteenth, or this Article Fourteenth of the Corporation's Certificate of Incorporation, shall be effected only by the affirmative vote of the holders of at least eighty percent (80%) of all classes of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Article as one class."

                                       2.
     The foregoing amendments to the Certificate of Incorporation of the Corporation were submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on November 6, 1986. Notice of
                                     - 3 -
the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. Each of the foregoing amendments was duly adopted at the Annual Meeting of Stockholders held on November 6, 1986 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with
Section 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed and its corporate seal to be affixed, all by its duly authorized officers, this 11th day of November, 1986.

                                 NATIONAL DATA CORPORATION



                                 By:       /s/ L. C. Whitney
                                    --------------------------------
                                       L. C. Whitney
                                       Chairman of the Board and President


Attest:


       /s/  E. Michael Ingram
- ---------------------------------
E. Michael Ingram
Secretary



[CORPORATE SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                           NATIONAL DATA CORPORATION

     NATIONAL DATA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
                                       1.

     The Board of Directors of the Corporation, at a meeting duly called and held on August 26, 1987, unanimously adopted resolutions approving a proposed amendment to the Certificate of Incorporation of the Corporation, as previously amended, declaring such amendment to be advisable and directing that such amendment be considered at the Annual Meeting of Stockholders of the Corporation to be held on November 19, 1987. Such resolutions approved the following amendment to the Certificate of Incorporation:

     "The Certificate of Incorporation of National Data Corporation, as heretofore amended, shall be further amended by the addition of a new Article Fifteenth as follows:

                                   FIFTEENTH

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that nothing in this Article Fifteenth shall be construed so as to eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law,
     (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to the effective date of this Article Fifteenth. No amendment to or repeal of this Article Fifteenth shall adversely affect any right, benefit or protection of a director of the Corporation existing at the time of such amendment or repeal with respect to any acts or omissions occurring prior to such amendment or repeal."

                                       2.

     The foregoing amendment to the Certificate of Incorporation of the Corporation was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on November 19, 1987. Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of Stockholders held on November 19, 1987 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed and its corporate seal to be affixed, all by its duly authorized officers, this 24th day of November, 1987.

                                 NATIONAL DATA CORPORATION

                                 By:  /s/ L. C. Whitney
                                    -------------------------------
                                      L. C. Whitney
                                      Chairman of the Board

Attest:

       /s/  E. Michael Ingram
- -----------------------------------
E. Michael Ingram, Secretary



[CORPORATE SEAL]

                          CERTIFICATE OF DESIGNATIONS

                                       of

                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                           NATIONAL DATA CORPORATION

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)


                         ---------------------------


     National Data Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on January 18, 1991:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

     Series A Junior Participating Preferred Stock:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

     Section 2. Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.125 per share (the "Common Stock'), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4.  Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

     Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this 18th day of January, 1991.



                                             /s/ L. C. Whitney
                                        ------------------------------------
                                        L. C. Whitney, Chairman of the Board

Attest:


     /s/ E. Michael Ingram
- -------------------------------
E. Michael Ingram, Secretary



[Corporate Seal]

                            CERTIFICATE OF AMENDMENT

                                       OF

                           NATIONAL DATA CORPORATION

     NATIONAL DATA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

                                       1.

     The Board of Directors of the Corporation, at a meeting duly called and held on July 19, 1995, unanimously adopted resolutions approving a proposed amendment to the Certificate of Incorporation, declaring such amendment to be advisable and directing that such amendment be considered at the Annual Meeting of Stockholders of the Corporation to be held on October 26, 1995. Such resolutions approved the deletion of Section 1.1 of Article Fourth of the Certificate of Incorporation in its entirety and the substitution in lieu thereof of a new Section 1.1 of Article Fourth as follows:

           "1.1 The Corporation shall have the authority to be exercised by its Board of Directors to issue 60,000,000 shares of Common Stock of the par value of $.125 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock of the par value of $ 1.00 per share (the "Preferred Stock")."

                                       2.

     The foregoing amendment to the Certificate of Incorporation of the Corporation was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on October 26, 1995. Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of Stockholders held on October 26, 1995 by the holders of a majority of the issued and outstanding shares of Common Stock of the

Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed by its duly authorized officers, this 15th day of November, 1995.

                                 NATIONAL DATA CORPORATION

                                 By:  /s/ E. Michael Ingram
                                    ---------------------------------
                                      E. Michael Ingram
                                      General Counsel and Secretary

Attest:



     /s/ Katherine F. Stephens
- ------------------------------
Katherine F. Stephens
Assistant Secretary


                                     - 8 -